Exhibit 10.5


THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933, AS AMENDED (THE ACT), OR APPLICABLE BLUE SKY LAWS, AND ARE SUBJECT TO CERTAIN INVESTMENT REPRESENTATIONS. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT, AND THE APPLICABLE BLUE SKY LAWS, OR AN EXEMPTION THEREFROM.


                                WARRANT AGREEMENT


                            CAPSOURCE FINANCIAL, INC.


                            (A Colorado Corporation)
         This Warrant Agreement dated July 1, 2001 certifies that _____________, ("Warrantholder") is entitled to purchase _________________________, (***,***)
shares of Common Stock of CapSource Financial, Inc., a Colorado corporation ("Company"), subject to the terms and conditions hereinafter set forth.

Section 1.

         1.1 Grant.

         Upon the terms and provisions contained herein, and subject to adjustments provided for in Section 2 hereof, the Warrantholder hereby granted the right to purchase shares of the Company's no par value Common Stock ("Common Stock"), at an initial exercise price of __________________, ($*.**) per share ("Exercise Price"). The Exercise Price maybe adjusted from time to time as more fully set forth below.

         1.2 Exercise of Warrants

                  1.2.1 Subject to the Company's rights of redemption ("Redemption Rights") set forth in Section V, this Warrant Agreement may be exercised in whole or in part, in the manner provided for in Subsection 1.2(b) hereof, at any time on or after __________________, through ________________,
("Expiration Date").

                  1.2.2 The Warrant may be exercised in whole or in part by delivering to the Company a completed and duly executed Subscription Notice, in the form attached hereto and made a part hereof, together with payment in full, in lawful money of the United States, of the Exercise Price for each share of Common Stock with respect to which the Warrant is exercised.

                  1.2.3 As soon as practicable after the exercise of the Warrant, in whole or in part, the Company shall cause to be issued to the Warrantholder a certificate for the number of shares of Common Stock purchased pursuant to such exercise.

                  1.2.4 All shares of Common Stock issued upon the exercise of the Warrant shall be validly issued, fully paid and nonassessable.

                  1.2.5 The Warrantholder in whose name any such certificate for shares of Common Stock is issued pursuant to the exercise of the Warrant shall for all purposes be deemed to have become the holder of record of such shares at the close of business on the date upon which the Warrant was exercised and payment of the Exercise Price was made irrespective of the date of issue or delivery of such stock certificate(s) except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the opening of business on the next succeeding date on which the stock transfer books are open.

                  1.2.6 In the event the Warrant is exercised in part only, the Company shall cause to be issued and delivered to the Warrantholder a new Warrant Certificate in the name of the Warrantholder evidencing his right to purchase the number of shares purchasable hereunder as to which the Warrant has not been exercised.

         1.3 Termination of Warrant

         If the subscription rights represented hereby shall not be exercised by the Expiration Date, the Warrant shall be void and of no further force and effect and all rights represented hereby shall cease and expire. The Warrant shall not be exercised by the Warrantholder in any state where such exercise would be unlawful.

         1.4 Fractional Shares

         No fractional shares will be issued upon the exercise of the Warrant hereunder; however, in the event any adjustments pursuant to Section 11 would result in the issuance of fractional shares, upon exercise of the Warrant such fractional shares shall be rounded to the nearest whole share. The Warrantholder, by his acceptance of the Warrant, waives any right to receive any fractional share of Common Stock upon its exercise.

Section 2.

         2.1 Stock Dividends

         If prior to the expiration of the Warrant, by exercise or by its terms the Company issues shares of Common Stock as a stock dividend or shall subdivide the number of outstanding shares of Common Stock into a greater number of outstanding shares of Common Stock, then at the beginning of business on the date following the date fixed for the determination of shareholders entitled to receive such dividend or greater number of shares the number of shares issuable upon exercise of the Warrant shall be increased to reflect proportionately the change in the number of outstanding shares of Common Stock, and the Exercise Price shall be correspondingly decreased. The purpose of this subsection is to place the Warrantholder in the same position he would have been had he held all of the shares issuable upon exercise of the Warrant.

         2.2 Consolidation of Shares

         If prior to the expiration of the Warrant by exercise or by its terms the Company decreases the number of outstanding shares of Common Stock by a combination, consolidation, or reclassification of shares, then, after the effective date of such combination, consolidation, or reclassification, the number of shares issuable upon the exercise of the Warrant shall be decreased to reflect proportionately such decrease in outstanding shares and the Exercise Price shall be correspondingly increased. The purpose of this subsection is to place the Holder in the same position after such combination, consolidation or reclassification as he would have been had he held all the shares issuable upon exercise of the Warrant immediately prior to such combination, consolidation or reclassification.

         2.3 Stock Splits

         If prior to termination of the Warrant by exercise or by its terms the Company increases the number of outstanding shares of Common Stock by a split-up of shares, then on the day following the date fixed for the determination of shareholders entitled to receive shares resulting from such split-up, the number of shares issuable upon exercise of the Warrant shall be increased to reflect proportionately such increase in outstanding shares and the Exercise Price shall be correspondingly decreased. The purpose of this subsection is to place the Holder in the same position, immediately after such stock split, as he would have been had he held all the shares issuable upon exercise of the Warrant immediately prior to such stock split.

         2.4 Special Stock Dividends

         If prior to the termination of the Warrant by exercise or by its terms the Company issues shares of any class of the Company's stock (other than Common Stock) or securities convertible into shares of the Company's Common Stock by way of a stock dividend on outstanding Common Stock then commencing with the day following the date fixed for the determination of shareholders entitled to receive such stock dividend in addition to any share of Common Stock receivable upon exercise of the Warrant, the Warrantholder shall, upon such exercise of the Warrant, be entitled to receive, as nearly as practicable, the same number of shares such dividend stock, plus any shares issued upon any subsequent change, replacement, subdivision, or combination there ' of to which the Warrantholder would have been entitled had the Warrant been exercised prior to such stock dividend. No adjustment in the Exercise Price shall be made merely by virtue of the happening of any event specified in this Section 2.4.

         2.5 Reorganization, Merger, Sale, Etc.

         If prior to the expiration of the Warrant by exercise or by its terms there is effected any (i) capital reorganization or reclassification of the Common Stock, or (ii) consolidation or merger into or with another corporation, or (iii) sale or all or substantially all of the Company's assets to another corporation or entity (any such other corporation being included to mean any "successor corporation" including any consolidation, merger or sale of all or substantially all of the property of any such other corporation or corporations), then, as a condition of such event, the Company shall make lawful and fair provisions whereby the Warrantholder shall thereafter have the right to purchase and receive on the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore purchasable and receivable upon exercise of the Warrant such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such common stock equal to the number of shares of such Common Stock which would have been purchasable upon exercise of the Warrant immediately prior to such event. In any case, the Company shall make appropriate provision with respect to the rights and interests of the Warrantholder, so that the provisions contained in the Warrant (including without limitation provisions for adjustment of the Exercise Price and the number of shares issuable upon exercise of the Warrant), shall thereafter be applicable, as nearly as practicable in relation to any share of stock, security, or asset thereafter deliverable upon the exercise of the Warrant. The Company shall not effect any such consolidation, merger, or sale unless prior to the consumption thereof the successor corporation or entity (if other than the Corporation) resulting from the such consolidation or merger, or the corporation purchasing such assets, shall assume by written instrument executed and delivered to the Warrantholder the obligation to deliver to the Warrantholder, such shares of stock, securities, or assets as, in accordance with the foregoing provisions, such Warrantholder may be then entitled to purchase.

         2.6 Additional Issuances of Shares

         If, prior to the expiration of the Warrant by exercise or by its terms the Company shall at any time or from time to time hereunder issue or sell any Common Stock without consideration or for consideration per share less than the current market price immediately prior to such sale, the Exercise Price shall be adjusted to a price computed to the nearest cent determined by dividing the (i) sum of the Common Stock outstanding immediately prior to such issue or sale multiplied by the existing price in effect immediately prior to such issue or sale plus the consideration, if any, received by the Company upon such issue or sale, by (ii) the total number of shares of Common Stock outstanding immediately after such issue or sale,

         2.7 Notice of Adjustment

         Upon any adjustment of the Exercise Price of the number of share of Common Stock issuable upon exercise of the Warrant, then in each case the Company shall give written notice thereof to the Warrantholder which notice shall state the Exercise Price and the number of shares of Common Stock issuable upon exercise of the Warrant as established by such adjustment. The notice shall also set forth in reasonable detail the method of calculation and the facts upon which such adjustment is based. The notice may be accompanied by a certificate of a firm of independent public accountants selected by the Company confirming the calculations and adjustments in which event such certificate shall be conclusive evidence of the correctness of such matters. Failure to give such notice or any defect therein shall not affect the legality or validity of the adjustments.

         2.8 Other Notices

         In case at any time:

                  2.8.1 The Company shall take any action which would result in an adjustment under Sections 2.1 through 2.6;

                  2.8.2 The Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

                  2.8.3 There shall be any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale or all or substantially all of its assets to another corporation; or

                  2.8.4 There shall be a voluntary or involuntary liquidation, dissolution or winding up of the Company, then in any one or more of such cases, the Company shall give written notice to the Warrantholder, of the date on which
(i) the books of the Company shall close or record shall be taken for such dividend, distribution or subscription rights, or (ii) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place. Such notice shall be given at least twenty (20) days prior to the action in question and not less than twenty (20) days to the record date or the date on which the Company's transfer books are closed with respect thereto. Such notice shall specify the date as of which the record is to be taken; the purpose for which such record is to be taken; the number, amount, price and nature of the securities and/or assets which will be deliverable upon exercise of the Warrant after the action for which such record will be taken has been consummated. Failure to give said notice or the defect therein shall not affect the legality or validity of any of the matters set forth in the foregoing
(a) though (d), both inclusive.

Section 3.

         3.1 No Rights as Shareholders Conferred

         The Warrant does not entitle the Warrantholder to any rights of a shareholder of the Company until or unless and except to the extent that the Warrant shall be exercised.

         3.2 Reservation of Common Stock

         The Company shall at all times reserve and keep available a number of its authorized but unissued treasury shares that will be sufficient to permit the exercise in full of the Warrant. The Subscription Notice attached hereto, duly completed and signed, shall constitute sufficient evidence of the number of shares of Common Stock which have been issued upon exercise of the Warrant hereunder, require listing upon any national securities exchange before such shares may be issued upon exercise, the Company will in good faith and as expeditiously as possible, endeavor to cause such shares to be duly listed and will do all acts necessary to keep such listing in effect.

Section 4.

         4.1 Restriction Upon Stock Underlying Warrant

         Neither the Warrant or the Common Stock issuable upon exercise of the Warrant have been registered under the Act or registered or qualified under any state securities laws. The Common Stock purchased upon exercise of the Warrant must be held indefinitely unless subsequently registered under the Act and qualified under applicable state securities laws or unless and exemption to such registration requirements is available. A restrictive ledged in substantially the form set forth below will be placed on the certificates representing the Common Stock and stop transfer instructions will be issued to prevent illegal sale of the Common Stock.


                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, 15 U.S.C. SEC. 77A ET SEQ., ("SECURITIES ACT"), THE COLORADO SECURITIES LAWS OR ANY OTHER APPLICABLE

                  STATE SECURITIES LAWS, AND MAY NOT BE SOLD,
                  ASSIGNED, TRADED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF WITHOUT REGISTRATION UNDER AND IN COMPLIANCE WITH THE SECURITIES ACT, THE COLORADO SECURITIES LAWS AND ANY OTHER APPLICABLE STATE SECURITIES LAWS, OR WITHOUT WRITTEN OPINION LETTERS OF LEGAL COUNSEL FOR BOTH THE SELLER AND THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT, THE COLORADO LAWS AND ANY OTHER APPLICABLE STATE SECURITIES LAWS.

         4.2 Investment Representations

         By accepting the Warrant the Warrantholder represents and warrants that the Warrant acquired hereby, and any purchase of Common Stock by exercise of the Warrant will be for his own account for the purpose of investment and with no view to resale or other distribution of any kind. The Warrantholder also agrees that in order to exercise the Warrant he must execute the Subscription Notice and other instrument(s) reasonable satisfactory to the Company.

Section 5.

         5.1 Redemption of Warrants

         The Company may redeem ("Warrant Redemption") the Warrants at a price equal to $.05 per Warrant upon thirty (3 0) days written notice ("Redemption Notice") to the Warrantholder at any time prior to the Expiration Date if the reported average bid price or reported last sale price of the Company's common stock on NASDAQ or any recognized securities exchange for the thirty (30) day period immediately preceding such notice is greater than one hundred twenty percent (120%) of the then Exercise Price.

         5.2 Warrantholder's Rights Upon Redemption

         The Warrantholder shall have all rights to purchase the common stock of the Company as set forth in Section 1.2 during the thirty (30) period after the issuance of the Redemption Notice.

Section 6.

         6.1 Notices

         All notices which are required or may be given pursuant to the terms of this Warrant Agreement shall be in writing and shall be delivered personally, by certified mail or facsimile as follows:

         If intended for the Company, to:

                  CapSource Financial, Inc.
                  2305 Canyon Boulevard, Suite 103
                  Boulder, Colorado 80202
                  Tel: (303) 245-0515
                  Fax: (303) 245-0521


         If intended for the Warrantholder, to:

         The Company or the Warrantholder may change the address to which notices intended for it shall be sent to the other party by notice given in the manner specified in this Section V.

         IN WITNESS WHEREOF, the Company has caused this Warrant Agreement to be signed by its duly authorized officers.


Dated: __________________                   CAPSOURCE FINANCIAL, INC.


                                        By:
                                            ------------------------------------
                                            Fred C. Boethling, President
Attest:


------------------------------------
Steven E. Reichert, Secretary